As filed with the Securities and Exchange Commission on April 29, 2016

1933 Act Registration No. 333-59221

1940 Act Registration No. 811-08885

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 28	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 29	☒

(Check appropriate box or boxes)

HEWITT SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

4 Overlook Point, Lincolnshire, IL	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (847) 295-5000

Copy to:

James M. Flynn Hewitt Associates LLC 4 Overlook Point Lincolnshire, Illinois 60069	Alan Goldberg, Esq. Stradley Ronon Stevens & Young, LLP 191 North Wacker Drive, Suite 1601 Chicago, Illinois 60606
(Name and Address of Agent for Service)	(Name and Address of Agent for Process)

Approximate Date of Proposed Public Offering: As soon as practicable after the Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	On April 29, 2016 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Hewitt Money Market Fund

(Nasdaq Ticker Symbol: HEWXX)

Series of Hewitt Series Trust

Prospectus

April 29, 2016

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE

The Hewitt Money Market Fund (the “Fund”), a series of Hewitt Series Trust (the “Trust”), seeks to provide a high level of income while preserving capital and liquidity.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None
Redemption Fee	None
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.88%
Total Annual Fund Operating Expenses	0.98%
Fee Waiver/Expense Reimbursement *	(0.03)%
Total Annual Fund Operating Expenses (after Fee Waiver/Expense Reimbursement)	0.95%

*      The Management Fee disclosed is the investment advisory fee payable to BlackRock Fund Advisors (“BFA”), the investment adviser to the Master Investment Portfolio (as defined below) into which the Fund currently invests. BFA has contractually agreed to waive 0.03% of its advisory fees for the Master Investment Portfolio. This arrangement is in effect through the close of business on April 30, 2017 and neither BFA nor the Master Investment Portfolio can discontinue the agreement prior to May 1, 2017 without the consent of the board of trustees of the Master Investment Portfolio. Hewitt Associates LLC (“Hewitt”), the Fund’s administrator, has agreed to waive or absorb ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses of the Fund) in an amount equal to the greater of (a) the amount by which the ordinary operating expenses exceed the aggregate per annum rate of 0.95% of the Fund’s average daily net assets attributable to the Fund or (b) an amount sufficient to ensure that the seven day yield of the Fund does not fall below 0%. This arrangement will remain in effect unless and until the Board of Trustees of the Trust (the “Board of Trustees”) approves its termination.

Example.    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses (after Fee Waiver/Expense Reimbursement) in the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$309	$539	$1,199

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PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund pursues its investment objective by investing all of its investable assets in the Treasury Money Market Master Portfolio (the “Portfolio”), which is a series of the Master Investment Portfolio (“MIP”). The Portfolio has substantially the same investment objective and investment policies as the Fund.

The Portfolio seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The Portfolio invests in securities maturing in 397 days or less (with certain exceptions) and the Portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. In addition, the Portfolio may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

MAIN RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. Your investment may not perform as well as other similar investments.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The following is a summary description of principal risks of investing in the Fund.

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Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Portfolio’s investment in that issuer.

•	Income Risk—Income risk is the risk that the Portfolio’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

•

Interest Rate Risk—Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Portfolio.

•

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Portfolio invests will go down in value, including the possibility that the markets will go down sharply and

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unpredictably. Selection risk is the risk that the securities selected will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Amortized Cost Risk—In the event that the Board of Trustees of MIP, including a majority of independent Trustees (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), determines that the extent of a deviation between the Portfolio’s amortized cost per share and its market-based net asset value per share could result in material dilution or other unfair results to shareholders, the Board of Trustees of MIP will cause the Portfolio to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including, but not limited to, suspending redemption of Portfolio shares or liquidating the Portfolio. See “Net Asset Value.”

•

Regulatory Risk—On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Portfolio’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

•

Repurchase Agreements Risk—If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Portfolio may lose money.

•

U.S. Government Obligations Risk—Certain securities in which the Portfolio may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•	Variable and Floating Rate Instrument Risk—The absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

•

When-Issued and Delayed Settlement Transactions Risk—When-issued and delayed settlement securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. Effective May 2, 2016, the Fund will be categorized as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. Performance for the periods shown is based on the prior investment strategy utilized by the Fund, which permitted investment in a wider range of money market securities and instruments, and was not constrained by the requirement to invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury, and repurchase agreements secured by such obligations or cash.

The chart shows how the Fund’s performance has varied from year to year, which is one indication of the risks of investing in the Fund. The table shows the average annual total returns for the Fund for the 1-year, 5-year and 10-year periods and shows how the Fund’s returns have compared with a broad measure of market performance. Please remember that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

During the periods shown in the bar chart above:

Best Quarter Return	Worst Quarter Return
1.14% (Q3 2007)	0.00% (Q3 2014)

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15

	1 Year	5 Years	10 Years
Fund	0.03%	0.03%	1.08%
I-Money Net Money Market Index (reflects no deductions for fees or expenses)	0.00%	0.00%	1.10%

To obtain current 7-day yield information for the shares of the Fund, call 1-800-890-3200.

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MANAGEMENT

Investment Adviser and Administrator.    BlackRock Fund Advisors (previously defined as “BFA”) is the investment adviser of the Portfolio into which the Fund invests. Hewitt Associates LLC (previously defined as “Hewitt”) is the Fund’s administrator.

PURCHASE AND SALE OF FUND SHARES

Generally, no minimum initial or subsequent investment requirements apply to the purchase of shares of the Fund. However, if shares of the Fund are not held with a financial intermediary that maintains record ownership of shares on an omnibus basis for its customers: (i) the initial purchase of shares must be in an amount of $10,000 or more; (ii) subsequent purchases of shares must be $1,000 or more; and (iii) the Fund will have the right to effect a mandatory redemption of those shares if, as a result of one or more redemptions, a shareholder’s account has an aggregate value of less than $5,000. To purchase shares of the Fund, you should contact your financial intermediary or call Hewitt Financial Services LLC, the Fund’s distributor (the “Distributor”) at 1-800-890-3200.

You may redeem all or a portion of your shares of the Fund on any business day, without any charge by the Fund, by sending a written redemption request to your financial intermediary or to the Distributor, or by calling the Distributor at 1-800-890-3200. Shares are redeemed at their net asset value per share next computed after the receipt of a redemption request with the required information.

TAX INFORMATION

The Trust intends to declare dividends from its net investment income (after deduction of expenses) daily and to pay those dividends monthly. Dividends from net investment income and net realized capital gains, if any, generally are taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

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INVESTMENT OBJECTIVE, STRATEGIES AND RESTRICTIONS

Investment Objective.    The Fund seeks to provide a high level of income while preserving capital and liquidity.

Investment Strategies.    The Fund pursues its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is a series of MIP, which is an investment company, and has substantially the same investment objective and same investment policies as the Fund. The Portfolio seeks to achieve its investment objective by investing 99.5% or more of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The Portfolio invests only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The principal and interest of all securities held by the Portfolio are payable in U.S. dollars.

The Portfolio is a money market fund managed pursuant to Rule 2a-7 under the 1940 Act. It seeks to maintain a net asset value per share of $1.00. Pursuant to Rule 2a-7 under the 1940 Act, the Portfolio is subject to a “general liquidity requirement” that requires it to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the 1940 Act regarding share redemptions and any commitments the Portfolio has made to shareholders. To comply with this general liquidity requirement, BFA must consider factors that could affect the Portfolio’s liquidity needs, including characteristics of the Portfolio’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require the Portfolio to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements.

The Portfolio will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Portfolio) if, immediately following such purchase, more than 5% of the Portfolio’s total assets are invested in illiquid securities. The Portfolio will not acquire any security other than daily liquid assets unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets. The Portfolio will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets.

The Portfolio ordinarily is limited such that, immediately following any such acquisition, not more than 5% of its total assets will be invested in any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than 1/2 of 1% of the Portfolio’s total assets. In addition, Rule 2a-7 requires that not more than 3% of each Portfolio’s total assets be invested in Second Tier Securities (as defined in Rule 2a-7) and that Second Tier Securities may be purchased only if they have a remaining maturity of 45 days or less at the time of acquisition.

Types of Investments.    Subject to applicable investment strategies and restrictions, BFA purchases and sells securities for the Portfolio based on its assessment of current market conditions and its expectations regarding future changes in interest rates and economic conditions. The Portfolio may invest in the following types of securities:

U.S. Government Obligations—These obligations include debt securities issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Payment of principal and

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interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association certificates) or (ii) may be backed solely by, and supported only by the credit of, the issuing or guaranteeing agency or instrumentality itself (as with the Federal National Mortgage Association notes). In the latter case, because the securities are not issued or guaranteed by the U.S. Treasury, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. Treasury Obligations—U.S. Treasury obligations are direct obligations of the U.S. Government that are backed by the full faith and credit of the United States. U.S. Treasury obligations include, among other things, U.S. Treasury bills, notes, bonds, and the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently by BFA.

Repurchase Agreements—These agreements involve the purchase of a security by the Portfolio coupled with the agreement of the seller of the security to repurchase that security on a future date and at a specified price together with interest. The maturities of repurchase agreements are typically quite short, often overnight or a few days. The Portfolio may enter into repurchase agreements with respect to securities that it may purchase under its investment policies without regard to the maturity of the securities underlying the agreements. All repurchase transactions are fully collateralized. However, the Portfolio may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or the Portfolio’s ability to sell the collateral is restricted or delayed. For purposes of complying with the Portfolio’s diversification requirements prescribed by Rule 2a-7, the Portfolio’s investment in a repurchase agreement will be deemed to be an investment in the underlying securities so long as, among other criteria, BFA has evaluated the seller’s creditworthiness and the securities collateralizing the repurchase agreement consist of cash items and U.S. Government securities. The Portfolio may transfer uninvested cash balances into a single joint account at the Portfolio’s custodian bank, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Floating-Rate and Variable-Rate Obligations—Debt obligations purchased by the Portfolio may have interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These floating- and variable-rate instruments may include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk.

Investment Restrictions.    The Fund and the Portfolio are subject to various additional restrictions on their investments in addition to those described in this Prospectus. Certain of those restrictions are deemed fundamental policies. Those fundamental policies cannot be changed without the approval of the holders of a majority of the Fund’s or the Portfolio’s outstanding voting securities, as defined in the 1940 Act. See “Investment Restrictions” in the Fund’s SAI.

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MAIN RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. Your investment may not perform as well as other similar investments.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The following is a description of certain risks of investing in the Fund.

•

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Portfolio’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Income Risk—The Portfolio’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

•

Interest Rate Risk—Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Portfolio.

•

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Regulatory Risk—On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The effect of these amendments on an individual money market fund will depend on the type of investors (e.g., retail or institutional) and the principal investments of the fund. For example, “institutional” money market funds will be required to sell and redeem fund shares using a floating net asset value and may, at the discretion of the fund’s board of trustees, impose fees on shareholder redemptions and temporarily suspend redemptions if the fund’s weekly liquid assets fall below a certain threshold. “Retail” money market funds may impose fees and suspend redemptions, but may continue to sell and redeem shares at a constant net asset value, whereas “Government” money market funds are exempt from these structural changes. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Portfolio’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

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•

Amortized Cost Risk—In the event that the Board of Trustees of MIP, including a majority of the independent Trustees (as defined in the 1940 Act), determines that the extent of a deviation between the Portfolio’s amortized cost per share and its market-based net asset value per share could result in material dilution or other unfair results to shareholders, the Board of Trustees of MIP will cause the Portfolio to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including, but not limited to, suspending redemption of Portfolio shares or liquidating the Portfolio. See “Net Asset Value.”

•

Repurchase Agreements Risk—If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Portfolio may lose money.

•

U.S. Government Obligations Risk—Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. These risks are minimized to the extent that the Portfolio invests in U.S. Treasury obligations backed by the full faith and credit of the U.S. Government or repurchase agreements with respect to U.S. Treasury obligations.

•	Variable and Floating Rate Instrument Risk—The absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

•

When-Issued and Delayed Settlement Transaction Risk—When-issued and delayed settlement securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet is obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Other Risks of Investing in the Fund.    The Fund may also be subject to certain other risks associated with its investments and investment strategies, including the following:

•

Liquidity Risk—Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price. The Portfolio may be unable to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

•

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, including ones affiliated with the Portfolio, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Portfolio is held by an affiliated fund, the ability of the Portfolio itself to hold other investment companies may be limited.

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MANAGEMENT ARRANGEMENTS

Board of Trustees.    The business and affairs of the Fund are managed under the direction and supervision of the Trust’s Board of Trustees.

The Portfolio’s Adviser.    BFA serves as the investment adviser of the Portfolio. BFA, located at 400 Howard Street, San Francisco, California 94105, is an indirect, wholly-owned subsidiary of BlackRock, Inc. As of March 31, 2016, BFA and its affiliates had approximately $4.73 trillion in investment company and other portfolio assets under management. The Portfolio pays BFA a monthly fee, which is computed at the annual rate of 0.10% of the Portfolio’s average daily net assets. BFA has contractually agreed to waive 0.03% of its advisory fees for the Portfolio. If this waiver were reflected in the fees for the Fund’s shares, the management fees for the Fund would be 0.07%. This arrangement is in effect through the close of business on April 30, 2017. A discussion regarding the basis for the MIP Board of Trustees’ approval of the investment advisory agreement is available in the Portfolio’s and the Fund’s semi-annual report to shareholders for the period ended June 30, 2015.

The Fund’s Administrator.    Hewitt, located at 4 Overlook Point, Lincolnshire, Illinois 60069, provides administration services to the Fund. Services provided in that capacity include, but are not limited to: managing the daily operations and business affairs of the Fund, subject to the supervision of the Board of Trustees; overseeing the preparation and maintenance of all documents and records required to be maintained by the Fund; preparing or assisting in the preparation of regulatory filings, prospectuses and shareholder reports; providing, at its own expense, the services of its personnel to serve as officers of the Trust; and preparing and disseminating material with respect to the Fund for meetings of the Board of Trustees and meetings of shareholders of the Fund. Hewitt has contracted with BlackRock Advisors, LLC (“BAL”), an affiliate of BFA, to assist it in performing administrative services on behalf of the Trust relating to its investment in the Portfolio. For the services under this sub-administration agreement, Hewitt pays BAL a fee equal to 0.015% of the average daily net assets of the Fund.

For Hewitt’s services, the Trust pays Hewitt a monthly fee calculated at the annual rate of 0.55% of the Fund shares’ average daily net assets. Hewitt has contractually agreed to waive or absorb such ordinary operating expenses of the Fund (including any fees or expenses reimbursements payable to Hewitt or any of its affiliates, but excluding interest, brokerage commissions and extraordinary expenses of the Fund) in an amount equal to the greater of (a) the amount by which the ordinary operating expenses exceed the aggregate per annum rate of 0.95% of the average daily net assets attributable to the Fund or (b) an amount sufficient to ensure that the seven day yield of the Fund does not fall below 0%. The Fund has agreed to repay Hewitt in the amount of the fees waived and the Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded. The arrangement will remain in effect unless and until the Board of Trustees approves its termination.

Legal Proceedings.    On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock, Inc., BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the 1940 Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover

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on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

NET ASSET VALUE

The net asset value per share of the Fund is computed as of 5:00 p.m., Eastern time, on each business day. However, on any day the trading markets for both U.S. Government securities and money market instruments close earlier than 4:00 p.m., Eastern time, net asset value will be computed as of the earlier closing time. Shares will not be priced on days which the markets are closed for trading.

The net asset value per share of the Fund is calculated by dividing the value of the Fund’s total assets, less its liabilities (including accrued expenses), by the number of shares outstanding. Because the Fund currently invests all of its investable assets in the Portfolio, its assets consist primarily of an interest in the Portfolio. The value of this interest will depend on the value of the assets of the Portfolio and its liabilities and expenses.

In determining the value of the Portfolio’s assets, securities held by the Portfolio are valued using the “amortized cost” method of valuation. This method involves valuing each investment at cost and thereafter assuming amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost valuation provides certainty in valuation, but may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price that would be received if the investment were sold. BFA monitors the deviation between the net asset value of the Portfolio determined by using available market quotations or market equivalents and its net asset value determined by using amortized cost. If it is determined that the use of amortized cost valuation will result in material dilution or other unfair results, the Board of Trustees of MIP will cause the Portfolio to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including suspending redemption of Portfolio shares and liquidating the Portfolio.

The use of amortized cost valuation by the Portfolio, together with the Fund’s policy of declaring daily dividends, is designed to permit the Fund to maintain a net asset value per share of $1.00. However, the Fund does not guarantee that a constant net asset value of $1.00 per share can be maintained.

HOW TO BUY SHARES

Shares of the Fund are available for purchase by individuals and other investors through the Fund’s Distributor, Hewitt Financial Services LLC, or through securities dealers and other financial intermediaries that have entered into dealer agreements with the Distributor. No sales commissions or other charges are imposed by the Fund when shares are purchased or redeemed.

You should contact your financial intermediary or the Distributor to purchase shares of the Fund or call 1-800-890-3200. If you are not purchasing shares through a financial intermediary, you will need to submit a completed Account Application before purchasing shares.

For additional information on purchasing shares or to request an Account Application, please call 1-800-890-3200.

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Minimum Initial and Subsequent Investment Amounts.    Generally, no minimum initial or subsequent investment requirements apply to the purchase of shares of the Fund. However, if shares of the Fund are not held with a financial intermediary that maintains record ownership of shares on an omnibus basis for its customers: (i) the initial purchase of shares must be in an amount of $10,000 or more; (ii) subsequent purchases of shares must be $1,000 or more; and (iii) the Fund will have the right to effect a mandatory redemption of those shares if, as a result of one or more redemptions, a shareholder’s account has an aggregate value of less than $5,000. Before the Fund effects a mandatory redemption of shares, you will be notified and given 60 days to increase the amount of your investment in the Fund.

Shareholder Accounts.    The Fund does not issue certificates for shares. Instead, an account is maintained for each shareholder by State Street Bank and Trust Company, the transfer agent for the Fund (the “Transfer Agent”) or by the Distributor as the shareholder servicing agent for the shares of the Fund. Your account will reflect the full and fractional shares that you own. Shareholders are sent confirmations of each transaction in shares and monthly statements showing account balances.

General Information.    Shares of the Fund may be purchased on any business day. A business day is any day that the primary markets for the Portfolio’s securities are open and the Fedwire Funds Service is open for business. All purchases of shares are effected at the net asset value per share of the Fund next determined after (i) an order with the necessary information is received by the Distributor or your financial intermediary and (ii) federal funds are received by the custodian for the Fund. Normally, purchase orders received prior to 4:00 p.m., Eastern time are effected at the net asset value per share determined as of 5:00 p.m., Eastern time, on that business day. See “Net Asset Value.” Orders received after 4:00 p.m., Eastern time, are effected at the net asset value per share determined on the next business day. On days that the Portfolio calculates its net asset value earlier than 5:00 p.m., Eastern time, the Fund also will calculate its net asset value as of such earlier time. In such cases, orders received prior to 4:00 p.m., Eastern time, will be effected at the net asset value per share determined on the next business day.

Purchase by Federal Funds Wire.    The Fund does not impose any transaction charges; however, wire charges may be imposed by the bank that transmits the wire. Shares of the Fund may be purchased by wiring federal funds to your financial intermediary. Please contact your financial intermediary for the wiring instructions.

Anti-Money Laundering Compliance.    The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above. The Trust has delegated responsibility to the Distributor to operate the Trust’s Customer Identification Program, which has been incorporated into the Trust’s anti-money laundering compliance program.

Trading of Fund Shares.    The Board of Trustees has considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed for maximum liquidity. Because of the Fund’s investment objective and strategies, the Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity in the Fund that appears to

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attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s net asset value (“market timing”). The Board of Trustees also has not adopted a policy of monitoring for other frequent trading activity in the Fund. However, frequent trading of Fund shares can adversely affect the Fund’s management and performance.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares of the Fund on any business day without any charge by the Fund. Shares are redeemed at their net asset value per share next computed after the receipt of a redemption request with the required information as described below.

Requests to redeem shares of the Fund may be made in writing or by telephone as described below. Redemption proceeds for shares will be paid by check or, if you request, by federal funds wire (minimum wire amount $50,000) to a pre-designated bank account.

You may designate, through your financial intermediary, a bank account to receive redemption payments. You may change this designation at any time by providing written instructions to the Distributor. These instructions must be signed by each person shown on the account registration as an owner of the account, and the signatures must be guaranteed by an eligible guarantor institution as described under “Written Redemption Requests” below. Signature guarantees also may be required for you to change your address on the Fund’s records.

Telephone Redemption Procedures.    You may redeem shares of the Fund through your financial intermediary or by calling the Distributor at 1-800-890-3200. If you call the Distributor, you will be asked to provide the account name and number and the amount of the redemption. Proceeds of the redemption will be paid by sending you a check, unless you request payment by federal funds wire to a pre-designated bank account (minimum wire amount $50,000). A telephone redemption request may be made only if the telephone redemption procedure has been selected on the Account Application or if written instructions authorizing telephone redemption have been filed with the Distributor.

The Distributor uses certain reasonable procedures to confirm that telephone redemption requests are genuine, such as recording telephone calls, providing written confirmation of transactions or requiring a form of personal identification or other information prior to effecting a telephone redemption. If these procedures are used, the Fund, the Distributor and the Transfer Agent will not be liable to you for any loss due to fraudulent or unauthorized telephone instructions.

During periods of severe market or economic conditions, it may be difficult to contact the Distributor by telephone. In that event, you should either place your redemption request through your financial intermediary or follow the procedures described below for written redemption requests, but send the request by overnight delivery service to your financial intermediary or to the Distributor.

Written Redemption Requests.    You may redeem shares of the Fund by sending a written redemption request. The request must include the complete account name and address and the amount of the redemption and must be signed by each person shown on the account registration as an owner of the account. The signature of each person signing the request must be guaranteed by an eligible guarantor institution if the redemption is $5,000 or more.

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Organizations that may qualify as eligible guarantor institutions include banks, brokers, dealers, national securities exchanges, clearing agencies, credit unions and savings associations. The Fund reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution. Proceeds of the redemption will be paid by sending you a check, unless you request payment by federal funds wire to a pre-designated bank account (minimum wire amount $50,000). Written redemption requests should be sent to your financial intermediary or to the Distributor.

For additional information on redeeming shares of the Fund, please call 1-800-890-3200.

General Information.    Redemption requests are effected at the net asset value per share next computed after receipt of a redemption request with the required information by the Distributor or its agent. Normally, requests received prior to 4:00 p.m., Eastern time, are effected at the net asset value per share determined as of 5:00 p.m., Eastern time, on that business day. See “Net Asset Value.” Requests received after 4:00 p.m., Eastern time, are effected at the net asset value per share of the Fund determined on the next business day. Redemption proceeds are usually mailed or wired on the business day following the day a redemption is effected. In unusual circumstances, the Fund may suspend the right of redemption or postpone the payment of redemption proceeds for more than seven days as permitted under the 1940 Act. On days that the Portfolio calculates its net asset value earlier than 5:00 p.m., Eastern time, the Fund will also calculate its net asset value as of such earlier time. In such cases, orders received prior to 4:00 p.m., Eastern time, will be effected at the net asset value per share determined on the next business day.

The Fund may pay redemption proceeds by distributing in-kind securities held by the Portfolio, but it will do so only in the unlikely event that the Board of Trustees determines that payment of the proceeds in cash would adversely affect other shareholders of the Fund. A shareholder who, during any 90-day period, redeems shares having a value not exceeding the lesser of (i) $250,000 or (ii) 1% of the net assets of the Fund will not be subject to this procedure.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays dividends from its net investment income (after deduction of expenses) and any realized short-term capital gains. These dividends are declared daily and paid monthly. Distributions of net realized long-term capital gains, if any, are declared and paid annually by the Fund at the end of its fiscal year. All dividends and other distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share in effect on the payment date, unless otherwise requested. Shareholders may request that dividends and other distributions be paid by check by sending a written request to the Distributor. Any requests by shareholders of the Fund to change their dividend reinvestment election must be received at least five business days prior to a payment date in order to be effective on that date.

Dividends are payable to all shareholders of record as of the time of declaration. Shares become entitled to any dividend declared beginning on the day on which they are purchased and are entitled to receive any dividends declared through the day before they are redeemed.

To satisfy certain distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may declare special or regular year-end dividend and capital gains distributions during October, November or December. If received by shareholders by January 31, these distributions are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

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TAXES

Taxation of the Fund.    The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes its net income to shareholders.

Federal Taxation of Shareholders.    Dividend distributions, whether received in cash or reinvested in additional shares of the Fund, will be taxable as ordinary income. Although the Fund does not expect to distribute any long-term capital gains, shareholders of the Fund will also be subject to tax on any capital gains distributions they receive. Since the Fund does not expect to earn dividend income, the dividends and other distributions the Fund pays generally will not qualify for the dividends-received deduction available to corporate investors or for the lower tax rates applicable to qualified dividend income for individual investors. In January of each year, the Fund sends its shareholders a statement showing the tax status of distributions for the past calendar year.

The redemption of shares of the Fund is a taxable event and may result in a gain (or loss) for federal income tax purposes, depending on the amount you receive and the cost of your shares.

The Fund is required to withhold a “backup withholding” tax with respect to all taxable distributions and redemption proceeds paid to shareholders who either have not complied with IRS taxpayer identification regulations or are otherwise subject to backup withholding. The current backup withholding rate is 28%. Investors are asked to certify in their Account Applications that their taxpayer identification numbers are correct and that they are not subject to backup withholding. Failure to provide this certification will result in backup withholding.

State and Local Taxes.    Dividends and other distributions paid by the Fund and received by an investor may be subject to state and local taxes. Although shareholders of the Fund do not directly receive interest on U.S. Government securities held by the Fund or the Portfolio, certain states and localities may allow the character of the Fund’s income to pass through to shareholders. If so, the portion of dividends paid by the Fund that is derived from interest on certain U.S. Government securities may be exempt from state and local taxes. Applicable rules vary from state to state, and interest on certain securities of U.S. Government agencies may not qualify for the exemption in some states. The United States Supreme Court has ruled that income from certain types of repurchase agreements involving U.S. Government securities does not constitute interest on U.S. Government securities for this purpose. However, it is not clear whether the Court’s holding extends to all types of repurchase agreements involving U.S. Government securities in which the Portfolio may invest. Any exemption from state and local income taxes does not preclude states from assessing other taxes (such as intangible property taxes) on the ownership of U.S. Government securities.

The discussion set forth above regarding federal and state income taxation is included for general information only. Prospective investors should consult their own tax advisers concerning the federal and state tax consequences of an investment in the Fund.

DISTRIBUTION AND SERVICING ARRANGEMENTS

Distributor.    Hewitt Financial Services LLC, a broker-dealer affiliated with Hewitt, serves as the Distributor of the Fund’s shares. The Distributor is located at 4 Overlook Point, Lincolnshire, Illinois 60069.

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Shareholder Servicing Arrangements.    The Fund has retained the Distributor to serve as its shareholder servicing agent. In such a capacity, the Distributor is responsible for maintaining records showing the number of shares of the Fund owned by investors who have purchased shares through the Distributor. As shareholder servicing agent, the Distributor also is responsible for sending communications to shareholders or for arranging for these materials to be sent. For these services, the Fund pays the Distributor a monthly fee calculated at an annual rate of 0.25% of average daily net assets.

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ADDITIONAL INFORMATION

Organization.    The Trust is a Delaware statutory trust organized on July 7, 1998. It is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. The Fund was organized on August 23, 2000 and commenced operations on December 4, 2000. As of the date of this Prospectus, the Fund has one class of shares outstanding.

Information Concerning Investment Structure.    The Fund does not invest directly in securities. Instead, the Fund invests all of its investable assets in the Portfolio. The Board of Trustees believes that the per share expenses of the Fund (including its share of the Portfolio’s expenses) will be less than or approximately equal to the expenses that the Fund would incur if its assets were invested directly in securities and other investments. The Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Portfolio and, therefore, the Fund.

The Fund may withdraw its assets from the Portfolio at any time and will do so if the Board of Trustees believes it to be in the best interest of the Fund’s shareholders. If the Fund withdraws its investment in the Portfolio, it either will invest directly in securities in accordance with the investment policies described in this Prospectus (which will require the retention of an investment adviser and the approval of an investment advisory agreement by the Board of Trustees and the Fund’s shareholders) or will invest in another pooled investment vehicle that has the same investment objective and substantially the same policies as the Fund. In connection with the withdrawal of its interest in the Portfolio, the Fund could receive securities and other investments from the Portfolio instead of cash. This could cause the Fund to incur certain expenses.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in these tables has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders. The Fund’s annual report is available without charge upon request.

Hewitt Money Market Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

Year Ended December 31

	2015	2014	2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gain (loss)	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.00	0.00	0.00	0.00	0.00

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gain	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

TOTAL DISTRIBUTIONS	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
NET ASSET VALUE, END OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.03%	0.02%	0.03%	0.03%	0.03%

Ratios/Supplemental data:
Net assets, end of year (000s)	$770,327	$834,305	$835,508	$689,795	$553,776
Ratio of net expenses to average net assets[2,3]	0.25%	0.21%	0.24%	0.32%	0.27%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.96%	0.97%	0.98%	0.97%	0.98%
Ratio of net investment income to average net assets[2,3]	0.03%	0.02%	0.02%	0.02%	0.02%
Ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses[2]	(0.68)%	(0.74)%	(0.72)%	(0.63)%	(0.70)%

1	Rounds to less than $0.01 or ($0.01).
2	Ratios reflect the expenses of both the Fund and the Master Portfolio into which the Fund invests.
3	Ratios for the years ended December 31, 2011, 2012, 2013, 2014 and 2015 include waived fees in an amount sufficient to ensure that the seven day yield of the Fund does not fall below 0%.

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ADMINISTRATOR

Hewitt Associates LLC

4 Overlook Point

Lincolnshire, Illinois 60069

DISTRIBUTOR

Hewitt Financial Services LLC

4 Overlook Point

Lincolnshire, Illinois 60069

TRANSFER AGENT

State Street Bank and Trust Company

100 Huntington Avenue

Boston, Massachusetts 02116

CUSTODIAN

State Street Bank and Trust Company

100 Summer Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street Suite 1800

Philadelphia, PA 19103

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

191 North Wacker Drive, Suite 1601

Chicago, Illinois 60606

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

This Prospectus sets forth concisely the information about the Fund and the Trust that you should know before investing. Additional information about the Fund and the Trust has been filed with the SEC in the Fund’s SAI dated April 29, which is incorporated herein by reference. The SAI includes a description of the Fund’s policies with respect to the disclosure of portfolio holdings. A copy of the SAI is available without charge by calling 1-800-890-3200 or by writing to the Distributor. Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund also are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund sends annual and semi-annual reports to its shareholders. These reports contain information regarding the investments of the Portfolio and the investment performance of the Fund and are available without charge from the Distributor. If you have questions regarding the Fund, shareholder accounts, dividends or share purchase and redemption procedures, or if you wish to receive the Fund’s most recent annual or semi-annual report, please call 1-800-890-3200. A copy of the Prospectus is available at www.hewittfs.com, and copies of the SAI and annual and semi-annual reports may be obtained by contacting the Distributor through www.hewittfs.com.

Electronic Delivery of Fund Documents.    You may elect to receive the Fund’s prospectus, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Fund’s website (www.hewittfs.com). To receive the Fund’s documents electronically, you must have an e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time.

SEC File No. 811-08885

Hewitt

Money Market Fund

Prospectus

April 29, 2016

HEWITT SERIES TRUST

Hewitt Money Market Fund

(Nasdaq Ticker Symbol: HEWXX)

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2016

Hewitt Money Market Fund (the “Fund”) is the sole series of Hewitt Series Trust (the “Trust”), a diversified, open-end management investment company. The Fund invests all of its assets into the Treasury Money Market Master Portfolio (the “Portfolio”), a series of Master Investment Portfolio (“MIP”), effective April 29, 2016. This Statement of Additional Information (“SAI”) contains information about the Fund that supplements the information contained in the Fund’s current Prospectus, dated April 29, 2016. The investment objective and policies of the Fund are described in the Prospectus.

The Fund’s and the Money Market Master Portfolio’s, a series of MIP, audited financial statements appearing in the Annual Report to shareholders of the Fund, dated December 31, 2015, and the independent registered public accounting firm’s reports thereon are incorporated by reference into this SAI. The Treasury Money Market Master Portfolio’s audited financial statements, dated December 31, 2015, and the independent registered public accounting firm’s report thereon are incorporated by reference into this SAI.

This SAI is not a prospectus and should be read in conjunction with the Fund’s Prospectus. A copy of the Prospectus and the Annual Reports of the Fund, which contain the referenced statements, may be obtained without charge by writing Hewitt Financial Services LLC at 4 Overlook Point, Lincolnshire, Illinois 60069 or by calling 1-800-890-3200.

INTRODUCTION

The Trust is a statutory trust that was organized on July 7, 1998 under the laws of the State of Delaware. The Fund was organized on August 23, 2000 and commenced operations on December 4, 2000. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a diversified, open-end management investment company.

The Fund pursues its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is a series of MIP and has substantially the same investment objective and the same investment restrictions as the Fund. MIP, like the Trust, is registered under the 1940 Act as an open-end management investment company.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The Fund and the Portfolio are subject to certain investment restrictions that are fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund or the Portfolio, as defined in the 1940 Act. A “majority of the outstanding voting securities” of the Fund or of the Portfolio means the lesser of (i) 67% of the shares of the Fund or of the Portfolio represented at a meeting at which holders of more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund or the Portfolio.

Under these fundamental restrictions, neither the Fund nor the Portfolio may:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s or the Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Fund’s or the Portfolio’s total assets, provided that this restriction does not limit the Fund’s or the Portfolio’s (i) investments in securities of other investment companies; (ii) investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund and the Portfolio reserve the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the “SEC”) or its staff);

(2) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund or the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(3) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction; (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options; and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;

(4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s or the Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(5) borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(6) purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s or the Portfolio’s total assets, more than 5% of the value of the Fund’s or the Portfolio’s total assets would be invested in the securities of such issuer or the Fund’s or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s or the Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in other investment companies; or

(7) make loans to other parties except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

With respect to paragraph 5 above, the 1940 Act currently allows the Fund and the Portfolio to borrow up to one-third of the value of its respective total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

With respect to the fundamental policy relating to concentration set forth in paragraph 1 above, the 1940 Act does not define what constitutes “concentration” in an industry, and it is possible that interpretations of concentration could change in the future. Accordingly, the policy in paragraph 1 above will be interpreted to refer to concentration as that term may be interpreted from time to time. In this respect, the Fund will consider the concentration of the Portfolio in determining its compliance with the fundamental policy set forth in paragraph 1. Additionally, and in accordance with SEC staff interpretations, the ability of the Portfolio to concentrate in the obligations of domestic banks means that it is permitted to invest, without limit, in bankers’ acceptances, certificates of deposit and other short-term obligations issued by (a) U.S. banks, (b) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), and (c) foreign branches of U.S. banks (in circumstances in which the Portfolio will have recourse to the U.S. bank for the obligations of the foreign branch).

The Board of Trustees of MIP has delegated to BlackRock Fund Advisors (“BFA”), the investment adviser to the Portfolio, the ability to determine the methodology used by the Portfolio to classify issuers by industry. BFA defines industries and classifies each issuer according to the industry in which the issuer conducts its principal business activity pursuant to its proprietary industry classification system. In classifying companies by industry, BFA may draw on its credit, research and investment resources and those of its affiliates, and BFA may (but need not) consider classifications by third-party industry classification systems. BFA believes that its system is reasonably designed so that issuers with primary economic characteristics that are materially the same are classified in the same industry. For example, asset-backed commercial paper may be classified in an industry based on the nature of the assets backing the commercial paper, and foreign banks may be classified in an industry based on the region in which they do business if BFA has determined that the foreign banks within that industry have primary economic characteristics that are materially the same.

A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. To the extent BFA’s classification system results in broad categories, concentration risk may be decreased. On the other hand, to the extent it results in narrow categories, concentration risk may be increased.

With respect to paragraph 7 above, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund’s and Portfolio’s securities that may be loaned to one-third of the value of its respective total assets.

Non-Fundamental Investment Restrictions. The Fund and the Portfolio also are subject to the following additional investment restrictions, which are non-fundamental policies. With respect to the Fund and the Portfolio, the restrictions can be changed without shareholder approval by the Board of Trustees of the Trust (the “Board of Trustees”) or the Board of Trustees of MIP, as the case may be.

(1) The Fund and the Portfolio may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund and the Portfolio may purchase securities with put rights in order to maintain liquidity.

(2) The Fund and the Portfolio may not purchase interests, leases or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(3) The Fund and the Portfolio may not make investments for the purpose of exercising control or management; provided that the Fund and the Portfolio may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objective, policies and restrictions as the Fund or the Portfolio.

(4) The Fund and the Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures, and options on futures) or make short sales of securities.

(5) The Fund and the Portfolio may each invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund’s and the Portfolio’s investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio’s or the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Portfolio’s or the Fund’s total assets in the aggregate. Other investment companies in which the Portfolio or the Fund invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Portfolio and the Fund.

(6) The Fund and the Portfolio may not acquire (i) an illiquid security if, immediately after such acquisition, the Fund or the Portfolio would have invested more than 5% of its total assets in illiquid securities; (ii) any security other than a Daily Liquid Asset (as defined in Rule 2a-7 under the 1940 Act) if, immediately after such acquisition, the Fund or the Portfolio would have invested less than 10% of its total assets in Daily Liquid Assets; or (iii) any security other than a Weekly Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, the Fund or the Portfolio would have invested less than 30% of its total assets in Weekly Liquid Assets.

(7) The Fund and the Portfolio may each lend securities from their portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of their respective total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Portfolio or the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

The Portfolio has adopted the following as an additional non-fundamental policy: The Portfolio will provide shareholders with at least 60 days’ notice of any change to the Portfolio’s non-fundamental policy to invest at least 80% of the Fund’s assets in the types of securities described in the Portfolio’s principal investment strategies. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General. Unless otherwise specified, all percentage and other restrictions, requirements and limitations on investments set forth in this SAI, as well as those set forth in the Fund’s Prospectus, apply immediately after the purchase of an investment, and subsequent changes and events do not constitute a violation or require the sale of any investment by the Portfolio or the Fund.

INVESTMENT POLICIES AND RISKS

General. The following information supplements the description of the investment policies and strategies of the Portfolio as described in the Fund’s Prospectus.

The Fund pursues its investment objective by investing all of its investable assets in the Portfolio. The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Fund’s assets would be invested in accordance with the investment policies described below with respect to the Portfolio.

The Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The assets of the Portfolio consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC). The dollar-weighted average maturity of the Portfolio Fund may not exceed 60 days and the dollar-weighted average life of the Portfolio may not exceed 120 days. The securities in which the Portfolio invests may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Portfolio’s investment objective will be realized as described in the Prospectus.

Pursuant to Rule 2a-7 under the 1940 Act, the Portfolio is subject to a “general liquidity requirement” that requires it to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the 1940 Act regarding share redemptions and any commitments the Portfolio has made to shareholders. To comply with this general liquidity requirement, BFA considers factors that could affect the Portfolio’s liquidity needs, including characteristics of the Portfolio’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require the Portfolio to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements in Rule 2a-7.

The Portfolio will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Portfolio) if, immediately following such purchase, more than 5% of the Portfolio’s total assets are invested in illiquid securities. The Portfolio will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets. The Portfolio will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets.

The Portfolio ordinarily is limited such that, immediately following any such acquisition, not more than 5% of its total assets will be invested in any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than 1/2 of 1% of the Portfolio’s total assets. In addition, Rule 2a-7 requires that not more than 3% of each Portfolio’s total assets be invested in Second Tier Securities (as defined in Rule 2a-7) and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.

The Portfolio will only purchase securities that present minimal credit risk as determined by the Portfolio’s investment adviser, BFA, pursuant to guidelines approved by the Board of Trustees of MIP. The securities in which the Portfolio may invest will not yield as high a level of current income as could be achieved by investing in securities with less liquidity and less safety. There can be no assurance that the investment objective of the Portfolio or the Fund, as described in the Prospectus, will be achieved.

The Portfolio may invest in any of the instruments or engage in any practice described below.

Illiquid Securities. The Portfolio may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective and investment policies. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which the Portfolio cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

Investment Company Securities. The Portfolio may invest in shares of open-end investment companies, including investment companies that are affiliated with the Portfolio and BFA, that invest exclusively in high-quality, short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Portfolio. The Portfolio also may purchase shares of exchange listed closed-end funds to the extent permitted by the 1940 Act and the rules thereunder. Under the 1940 Act, the Portfolio’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Portfolio’s total assets with respect to any one investment company, and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.

Loans of Portfolio Securities. The Portfolio may lend portfolio securities to certain borrowers determined to be creditworthy by BFA, including to borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Portfolio if, as a result, the aggregate value of all securities loans of the Portfolio exceeds one-third of the value of the Portfolio’s total assets (including the value of the collateral received). The Portfolio may terminate a loan at any time and obtain the return of the securities loaned. The Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Portfolio for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of BFA or in registered money market funds advised by BFA or its affiliates; such investments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Portfolio would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Portfolio’s securities as agreed, the Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Portfolio could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Portfolio for securities loaned out by the Portfolio will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Portfolio’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.

Repurchase Agreements. The Portfolio may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. In accordance with guidance issued by the Staff of the SEC, the Portfolio may also transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. MIP’s Board of Trustees has established and periodically reviews procedures applicable to transactions involving such joint accounts. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Portfolio but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Portfolio may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include (i) cash items; (ii) obligations issued by the U.S. Government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest category generally by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement also may include securities that a Portfolio could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a money market fund, the repurchase obligation of a seller must involve minimal credit risk to a Portfolio and otherwise satisfy the credit quality standards set forth in the Portfolio’s Rule 2a-7 procedures.

Repurchase agreements pose certain risks, which are not unique to the Portfolio but are inherent in repurchase agreements. The Portfolio seeks to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Portfolio would retain the status of an unsecured creditor of the counterparty (i.e., the position the Portfolio would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction.

DISCLOSURE OF PORTFOLIO INFORMATION

The Fund believes frequent and uniform fair disclosure to the public of information of the portfolio holdings of the Fund is in the best interests of the Fund’s shareholders and potential investors. However, this information is confidential and proprietary until uniform fair disclosure to the public is made. Selective disclosure of such information could have adverse ramifications for the Fund’s shareholders. The Board of Trustees has adopted and implemented a portfolio holdings disclosure policy. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders. The Board of Trustees shall be updated as needed regarding the Fund’s compliance with these policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Hewitt Associates, LLC (“Hewitt”) and its affiliates.

The President or Secretary of the Fund may authorize disclosure of the portfolio information prior to public disclosure to the Fund’s principal service providers on an as needed basis. In addition to Hewitt and its affiliates, these service providers include the Fund’s independent registered public accounting firm, legal counsel (Stradley Ronon Stevens & Young, LLP), and financial printer (R.R. Donnelley & Sons, Inc.). While the Fund does not have separate confidentiality agreements with these service providers, and, accordingly, it is possible that the Fund’s portfolio information could become selectively disclosed, the Board of Trustees believes that such disclosure is unlikely given the industry standards that such companies operate under and the Fund’s past experience with these companies. In addition, public knowledge of the companies’ failure to maintain the confidentiality of this information could likely cause severe reputational damage and therefore is unlikely. The Fund also expects that these service providers will not trade based on the information or use the information except as necessary in providing services to the Fund. The Fund’s policies prohibit Hewitt and the Fund’s other service providers from entering into any agreement to disclose the Fund’s portfolio holdings information in exchange for any form of consideration. These policies apply to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries, other service providers, and rating and ranking organizations. Certain affiliated persons of the Fund, including the trustees, may receive portfolio information prior to public disclosure in connection with preparation for board meetings and other instances necessary for the operation of the Fund.

The Fund currently discloses its portfolio holdings to the public through its filings with the SEC. The Fund files its portfolio holdings with the SEC for each quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the year). Shareholders may obtain the Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

In addition, information concerning the Fund’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP. That information also is available from the Fund’s website, www.hewittfs.com, no later than five business days after the end of each month and will remain available for at least six months thereafter.

After portfolio information has been made public in an SEC filing, it may thereafter be disclosed to anyone and may be used in marketing literature and in communications to shareholders and others.

MANAGEMENT

Trustees and Officers. The Board of Trustees consists of three Trustees, two of whom are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”). The Board of Trustees has the overall responsibility for monitoring and supervising the operations of the Trust. The officers of the Trust are responsible for managing the day-to-day operations of the Trust. The Board of Trustees of MIP has similar responsibilities with respect to the operations of the Portfolio.

Each Trustee serves during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor. Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations and other directorships held during the past five years.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Donald S. Hunt (77) 4 Overlook Point Lincolnshire, Illinois 60069	Trustee	Since 1998	Retired.	1	Director, New Covenant Trust Company, March 2012 to Present; Director, Vision III, Imaging, Inc., 1997 to 2015.

John D. Oliverio (63) 4 Overlook Point Lincolnshire, Illinois 60069	Trustee	Since 1998	Chief Executive Officer and Director, Wheaton Franciscan Services, Inc. (healthcare company), June 2000 to Present.	1	Director, Wheaton Franciscan Medical Group, July 2006 to Present; Director, Wheaton Franciscan Ministries, Inc., January 1998 to Present; Director, United Health System, September 1998 to Present; Director, Affinity Health System, January 1995 to February 2012; Director, Wheaton Franciscan Healthcare- Southeast Wisconsin, July 2006 to Present; Director, Wheaton Franciscan Healthcare Iowa, October 2009 to Present; Director, Catholic Theological Union, July 2009 to Present; Director, Covenant Health System, June 2011 to Present.

INTERESTED TRUSTEE

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Lian Gregory (43)* 4 Overlook Point Lincolnshire, Illinois 60069	President and Trustee	Since 2013	Chief Executive Officer, July 2013 to present, formerly, Director of Brokerage Operations and Delivery, May 2009 to July 2013, Hewitt Financial Services LLC.	1	None

*	Ms. Gregory is an “interested person” of the Trust because of her affiliation with the distributor of the Fund’s shares, Hewitt Financial Services LLC (the “Distributor”).

OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
James M. Flynn (48) 4 Overlook Point Lincolnshire, Illinois 60069	Secretary	Since 2013	Senior Counsel, Aon Hewitt (June 2012- Present); formerly, Vice President and General Counsel, Allstate Institutional Advisers, LLC (registered investment adviser) and Senior Attorney, Allstate Insurance Company (February 2008-June 2012).

Douglas S. Keith (50) 4 Overlook Point Lincolnshire, Illinois 60069	Chief Compliance Officer, Chief Financial Officer, and Treasurer	Since 2013 (Chief Compliance Officer), and 2005 (Chief Financial Officer, and Treasurer)	Chief Financial Officer, Hewitt Financial Services LLC, January 2007 to present; Financial Operations Principal, Aon Benfield Securities, Inc., November 2010 to present.

Trustee Experience and Qualifications. The Board of Trustees has determined that each Trustee is qualified to serve on the Board of Trustees because of his or her specific attributes, including prior experience, background and skills. The following outlines each Trustee’s qualifications that led to the conclusion that the Trustee should serve on the Board of Trustees:

Donald S. Hunt. Mr. Hunt has more than 30 years of experience in the banking and financial services industries. He served as President and Chief Operating Officer for Harris Trust and Savings Bank and Harris Bankcorp, Inc. Mr. Hunt holds a BA from Carleton College and an MBA from Indiana University. The Board of Trustees concluded that Mr. Hunt is suitable to act as a Trustee because of his academic background and his extensive banking and investment management experience.

John D. Oliverio. Mr. Oliverio, a certified public accountant, has more than 25 years of experience with Wheaton Franciscan Healthcare, where he is President and Chief Executive Officer. Mr. Oliverio holds a BA in business administration from Loyola University in Chicago and a masters of management degree from Northwestern University’s Kellogg Graduate School of Management. He serves on the boards of directors of more than 25 health care organizations and associations. The Board of Trustees concluded that Mr. Oliverio is suitable to act as a Trustee because of his academic background, professional experience and extensive service on numerous boards of directors.

Lian Gregory. Ms. Gregory is the Chief Executive Officer of the Distributor. Ms. Gregory has a BA from The College of New Jersey and an MBA from Queens University of Charlotte. She holds Financial Industry Regulatory Authority securities licenses Series 7, 24 and 63. The Board of Trustees concluded that Ms. Gregory is suitable to act as a Trustee because of her academic background, business experience and experience with the Distributor.

Board Committees. There is one standing committee of the Board of Trustees, which is the Audit Committee. The members of the Audit Committee are Donald S. Hunt and John D. Oliverio, each an Independent Trustee. The Audit Committee is responsible for advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust. During the fiscal year ended December 31, 2015, the Audit Committee held two meetings.

Board Leadership Structure. The Board of Trustees is composed of three Trustees, two of whom are Independent Trustees. Ms. Gregory, the president of the Fund and the Chief Executive Officer of the Distributor, is considered an “Interested Trustee” because of her affiliation with the Distributor. While there is no lead Independent Trustee, the two Independent Trustees comprise the standing Audit Committee, as described above, and meet regularly outside the presence of Fund management in executive session or with other service providers to the Fund. Each of the three Trustees was appointed to serve on the Board of Trustees because of his or her experience, skills and qualifications, as noted above in the section “Trustee Experience and Qualifications.”

The Board of Trustees holds regular quarterly meetings and may hold special meetings as necessary between scheduled meetings. The Board of Trustees also conducts annual assessments of its effectiveness and the effectiveness of the Audit Committee. Based on the above, the Board of Trustees has determined that its leadership structure is appropriate given the size of the Fund and the nature of its business. In particular, the Board of Trustees believes that having Independent Trustees constitute a majority of the Board of Trustees allows it to exercise independent judgment, which enhances effective oversight. The Board of Trustees also believes that including an interested person on the Board of Trustees provides it with the perspective of the Fund’s affiliates, which is, in the view of the Board of Trustees, a crucial element in the Trustees’ decision-making process and aids them in serving the best interests of the Fund’s shareholders.

Board Oversight of Risk. Day-to-day risk management with respect to the investments of the Portfolio is the responsibility of BFA, which reports to the Board of Trustees of MIP, as well as the Board of Trustees, on a regular and as-needed basis on the risks to which the Portfolio is subject. Hewitt, as administrator to the Fund, is responsible for the day-to-day risk management function for all other aspects of the Fund’s operations.

Risk oversight forms part of the Board of Trustees’ general oversight of the Fund. The Board of Trustees is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, state law, other applicable laws, and the Fund’s investment objectives and strategies. The Board of Trustees reviews reports from management, the independent registered public accounting firm for the Fund, and its affiliates regarding risks faced by the Fund.

The Board of Trustees has appointed a Chief Compliance Officer (“CCO”), who oversees the implementation and testing of the Fund’s compliance program, reports directly to the Board of Trustees regarding Fund compliance matters, and presents an annual report to the Board of Trustees in accordance with the Fund’s compliance policies and procedures. The CCO also provides to the Board of Trustees updates on the application of the Fund’s compliance policies and procedures and on how these procedures are designed to mitigate risk. The CCO also immediately reports to the Board of Trustees as needed in case any problems associated with the Fund’s compliance policies and procedures could expose (or might have the potential to expose) the Fund to risk.

Trustee Interest in the Fund. The Trustees own the following amounts in the Fund as of December 31, 2015:

Dollar Range of Equity Securities in the Fund

(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)

Name of Trustee	Shares of the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Lian Gregory, Trustee	None	None
Donald S. Hunt, Independent Trustee	None	None
John D. Oliverio, Independent Trustee	None	None

As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust and the Fund.

Trustee Interest in Investment Advisers, Distributor or Affiliates. As of December 31, 2015, neither the Independent Trustees nor members of their immediate families own securities beneficially or of record in Hewitt, BFA or the Distributor, or any of their affiliates.

Compensation. Trustees who are not employed by Hewitt or one of its affiliates receive a $13,000 annual retainer and a fee of $3,000 for attendance at each regular quarterly Board meeting. Trustees who are not employees of Hewitt or one of its affiliates are reimbursed for reasonable out-of-pocket expenses incurred in connection with the performance of their responsibilities, including travel related expenses. No officers of the Trust or other individuals who are affiliated with the Trust receive any compensation from the Trust for services provided to it. Trustee compensation for the fiscal year ended December 31, 2015, was as follows:

Compensation Table

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Donald S. Hunt, Independent Trustee	$25,000	$0	$0	$25,000
John D. Oliverio, Independent Trustee	$25,000	$0	$0	$25,000
Lian Gregory, President and Trustee	$0	$0	$0	$0

The Portfolio Adviser. BFA, located at 400 Howard Street, San Francisco, California 94105, is an indirect wholly-owned subsidiary of BlackRock Inc. (together with its affiliates, “BlackRock”). It provides investment advisory services to the Portfolio pursuant to an investment advisory agreement with MIP (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Portfolio Adviser is responsible for the management of the investments of the Portfolio and makes all decisions regarding, and places all orders for, the purchase and sale of securities for the Portfolio.

As compensation for services rendered and expenses assumed by BFA, the Portfolio pays BFA a monthly management fee that is computed at the annual rate of 0.10% of the average daily net assets of the Portfolio. Because the Fund is an investor in the Portfolio, shareholders of the Fund indirectly bear this fee. For the fiscal years ended December 31, 2013, 2014 and 2015, the Portfolio paid management fees, net of waivers and/or offsetting credits, of $28,377,285, $29,290,358 and $29,646,416, respectively, to BFA for its advisory services. From time to time BFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Portfolio and, accordingly, have a favorable impact on its performance. BFA has contractually agreed to waive a portion of its advisory fees and accept an advisory fee payment at an annual rate of 0.07% through the close of business on April 30, 2017 with respect to the Portfolio. For the fiscal years ended December 31, 2013, 2014 and 2015, BFA waived management fees of $12,426,759, $12,834,786 and $12,936,914, respectively. The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit services in connection with the Portfolio are paid directly by the Portfolio. BFA has contractually undertaken to reimburse or provide an offsetting credit to the Portfolio for such expenses through the close of business on April 30, 2017. For the fiscal years ended December 31, 2013, 2014 and 2015, BFA provided an offsetting credit of $618,486, $657,475 and $539,717, respectively, against the management fees.

The Advisory Agreement was approved by the Board of Trustees of MIP, including a majority of the Trustees of MIP who are not “interested persons” (as defined in the 1940 Act) of MIP or BFA. It continues in effect from year to year if approved annually by either (i) the Board of Trustees of MIP or (ii) a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act); provided that the continuance also is approved by a majority of the members of the Board of Trustees of MIP who are not “interested persons” of MIP or BFA, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board of Trustees of MIP or by a vote of the holders of a majority of the outstanding voting securities of the Portfolio. As required by the 1940 Act, the Advisory Agreement provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Additional information regarding the approval of the Advisory Agreement by the Board of Trustees of MIP can be found in the Fund’s and the Portfolio’s semi-annual report for the period ended June 30, 2015.

Administrator for the Fund. Hewitt is an indirect wholly-owned subsidiary of Aon plc, a publicly-traded company listed on the New York Stock Exchange under the symbol “AON.” Hewitt, located at 4 Overlook Point, Lincolnshire, Illinois 60069, provides administrative services to the Fund pursuant to an administration agreement (the “Administration Agreement”). The Administration Agreement continues in effect from year to year unless terminated by a vote of the Board of Trustees or Hewitt. The Administration Agreement may be terminated, without penalty, by either party upon 60 days’ written notice. Services provided by Hewitt pursuant to this agreement include, but are not limited to: managing the daily operations and business affairs of the Fund, subject to the supervision of the Board of Trustees; overseeing the preparation and maintenance of all documents and records required to be maintained by the Fund; preparing or assisting in the preparation of the Fund’s regulatory filings, prospectuses and shareholder reports; providing, at its own expense, the services of its personnel to serve as officers of the Trust; and preparing and disseminating material for meetings of the Board of Trustees relating to the Fund and meetings of their shareholders. For these services, the Trust pays Hewitt a monthly fee calculated at the annual rate of 0.55% of the Fund shares’ average daily net assets.

Hewitt has contracted with BlackRock Advisors, LLC (“BAL”), an affiliate of BFA, to assist it in performing administrative services on behalf of the Trust relating to its investment in the Portfolio, pursuant to a sub-administration agreement. For the services under this sub-administration agreement, Hewitt pays BAL a fee equal to 0.015% of the average daily net assets of the Fund.

Custodian. State Street Bank and Trust Company, 100 Summer Street, Boston, Massachusetts 02110, (the “Custodian”) serves as custodian of the Fund and the Portfolio and maintains custody of the securities and similar assets of the Fund and the Portfolio. The Custodian is authorized to hold these assets in securities depositories and to use sub-custodians. Cash held by the Custodian, which may at times be substantial, is insured by the FDIC up to the amount of available insurance coverage limits (presently, $250,000). State Street Bank and Trust Company also maintains the accounting books and records of the Fund and provides sub-administrative services.

Transfer Agent and Dividend-Paying Agent. State Street Bank and Trust Company, 100 Huntington Avenue, Boston, Massachusetts 02116, serves as the transfer agent and dividend-paying agent for the Fund.

Shareholder Servicing Arrangements. The Fund has retained Hewitt Financial Services LLC, the Fund’s Distributor and an affiliate of Hewitt, to serve as the shareholder servicing agent pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Pursuant to the Shareholder Servicing Agreement, the Fund pays the Distributor a monthly fee calculated at an annual rate of 0.25% of the Fund shares’ average daily net assets. The Shareholder Servicing Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated by either party to the agreement without penalty on not less than 60 days’ written notice.

DISTRIBUTOR

Hewitt Financial Services LLC, 4 Overlook Point, Lincolnshire, Illinois 60069, a broker-dealer affiliated with Hewitt, serves as the Distributor of the Fund. The Distributor serves as the exclusive distributor of shares of the Fund pursuant to a distribution agreement with the Trust on behalf of the Fund (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Distributor is authorized to enter into selling agreements with securities dealers and other financial institutions for the distribution of shares. Shares of the Fund are available for purchase on a continuous basis from the Distributor, as agent, although the Distributor is not obligated to sell any particular amount of shares.

The Distribution Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees, including the vote of a majority of the Independent Trustees. The Distribution Agreement may be terminated at any time, without penalty, by either party upon 60 days’ written notice and terminates automatically in the event of an “assignment” (as defined in the 1940 Act).

Under the Distribution Agreement, the Distributor is required to bear all of the costs associated with distribution of shares of the Fund, including the incremental cost of printing prospectuses, annual reports and other periodic reports for distribution to prospective investors and the costs of preparing, distributing and publishing sales literature and advertising materials.

EXPENSES

All expenses of the Trust and the Fund not assumed expressly by Hewitt as the administrator of the Fund are paid by the Fund. In addition, as an investor in the Portfolio, the Fund bears a pro rata portion of the expenses of the Portfolio. Expenses that the Fund and the Portfolio bear include, but are not limited to: fees for investment advisory and administration services; fees paid to the shareholder servicing agent; the fees and expenses of any registrar, custodian, accounting agent, transfer agent or dividend disbursing agent; brokerage commissions; taxes; registration costs; the cost and expense of printing, including typesetting; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of Hewitt or the Distributor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing shares of the Fund; fees and expenses of legal counsel; fees and expenses of independent auditors; membership dues of industry associations; interest on borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto).

The Administration Agreement requires Hewitt to absorb expenses (excluding interest, brokerage commissions and extraordinary expenses) to the extent necessary to assure that total ordinary operating expenses of the Fund’s shares do not exceed annually 0.95% of its average daily net assets, or that the seven-day yield of the Fund does not fall below 0%. Under the Administration Agreement, the Fund will be obligated to reimburse Hewitt for any fees waived and expenses absorbed, but only if the reimbursement is made within three years from the date waived or absorbed and only to the extent that the reimbursement does not cause the total ordinary operating expenses of the Fund to exceed its expense limitation. The expense limitations of the Fund may not be modified or terminated without the approval of the Board of Trustees.

For the year ended December 31, 2013, the advisory fee payable by the Fund and the fees payable for administrative, distribution and shareholder services were as follows:

The portion of the advisory fee payable by the Portfolio to BFA and the share of the ordinary operating expenses of the Portfolio attributable to the Fund and the fee payable by the Fund to Hewitt	$729,204
Shareholder servicing fee payable to Hewitt Financial Services LLC on behalf of the Fund	$1,823,750
Administrative fees payable to Hewitt Associates LLC on behalf of the Fund	$4,011,529

For the year ended December 31, 2014, the advisory fee payable by the Fund and the fees payable for administrative, distribution and shareholder services were as follows:

The portion of the advisory fee payable by the Portfolio to BFA and the share of the ordinary operating expenses of the Portfolio attributable to the Fund and the fee payable by the Fund to Hewitt	$581,286
Shareholder servicing fee payable to Hewitt Financial Services LLC on behalf of the Fund	$2,076,676
Administrative fees payable to Hewitt Associates LLC on behalf of the Fund	$4,567,142

For the year ended December 31, 2015, the advisory fee payable by the Fund and the fees payable for administrative, distribution and shareholder services were as follows:

The portion of the advisory fee payable by the Portfolio to BFA and the share of the ordinary operating expenses of the Portfolio attributable to the Fund and the fee payable by the Fund to Hewitt	$599,314
Shareholder servicing fee payable to Hewitt Financial Services LLC on behalf of the Fund	$2,140,007
Administrative fees payable to Hewitt Associates LLC on behalf of the Fund	$4,708,014

Portions of the fees payable by shares of the Fund were waived and certain Fund expenses were reimbursed during the periods above to satisfy the limitations on the Fund shares’ operating expenses. For the years ended 2013, 2014 and 2015, the fees waived and expenses reimbursed by Hewitt totaled $5,340,084, $6,048,791 and $5,788,576 respectively.

No administrative or shareholder servicing fees paid by the Fund’s shares for the year ended December 31, 2015 were paid to broker-dealers and other financial intermediaries for distribution assistance.

DETERMINATION OF NET ASSET VALUE

Days and Times Net Asset Value Per Share is Computed. The Prospectus describes the days on which the net asset values per share of the Fund are computed for purposes of purchases and redemptions of shares by investors and also sets forth the times as of which such computations are made.

Shares of the Fund may be purchased on any day that the primary markets for the Portfolio’s portfolio securities (i.e. the bond markets) are open and the Fedwire Funds Service is open for business. Currently, the following days are either days on which the primary markets are scheduled to close or the Fedwire Funds Service is scheduled to close: New Year’s Day; Martin Luther King, Jr.’s Birthday (third Monday in January); Presidents’ Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Columbus Day (second Monday in October); Veterans’ Day; Thanksgiving Day (fourth Thursday in November); and Christmas Day. The holiday schedule is subject to change.

Net asset value generally is computed as of 5:00 p.m., Eastern time. Net asset value may be computed as of the closing time of the U.S. Government securities markets on days when the Securities Industry and Financial Markets Association recommends an early closing of such markets and the Portfolio calculates its net asset value as of such earlier closing time. Early closings may occur the Fridays preceding the following holidays: Martin Luther King, Jr.’s Birthday; Presidents’ Day; Memorial Day; Labor Day; and Columbus Day. Early closings also may occur on the business days preceding the following holidays: Independence Day; Veterans’ Day; Thanksgiving Day; Christmas Day; New Year’s Day, and the Friday following Thanksgiving Day. The holiday schedule is subject to change.

The net asset value of the Fund’s shares is calculated by dividing the value of such Fund’s total assets, less its liabilities (including accrued expenses), by the number of shares of the Fund outstanding. The value of the Portfolio’s net assets (its securities and other assets, less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset values per share of the Fund are determined. The Fund seeks to maintain a net asset value of $1.00 per share. However, no assurance can be given that the Fund will be able to maintain a stable net asset value.

Amortized Cost Valuation. The Fund and the Portfolio use the amortized cost method of valuation to determine the value of their portfolio securities in accordance with the provisions of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. This method of valuation does not take into account unrealized capital gains and losses resulting from changes in the market values of the securities due to changes in prevailing interest rate levels or other factors.

While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund or the Portfolio would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that used a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower net asset value of the portfolio of the Fund or the Portfolio on a particular day, a prospective investor in the Portfolio or the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund that used market quotations to value its portfolio of investments. Existing shareholders of the Fund would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund (or to the extent the Fund invests in the Portfolio, the Portfolio) must maintain a dollar-weighted average portfolio maturity of 60 calendar days or less, maintain a dollar-weighted average life of portfolio securities of 120 calendar days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days or less and invest only in those high-quality securities that are determined by the Board of Trustees of the Trust (or MIP) to present minimal credit risks. Under normal circumstances, the Portfolio expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit and high-quality debt obligations, such as corporate debt and certain asset-backed securities, certain obligations of U.S. and foreign banks, certain repurchase agreements and certain obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises). Pursuant to Rule 2a-7, the Portfolio invests only in securities that BFA has determined under procedures adopted by the Board of Trustees of MIP, to present minimal credit risks and to be of eligible credit quality under applicable regulations. The maturity of an instrument is generally deemed to be a shorter period remaining until the date when the principal amount thereof is due or the date on which the instrument may be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features.

PURCHASE AND REDEMPTION OF SHARES

The procedures to be used in purchasing and redeeming shares of the Fund are set forth in the Prospectus under “How To Buy Shares” and “How To Redeem Shares.” The Fund reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Fund.

The following table shows the calculation of the offering price of shares of the Fund as of December 31, 2015:

Net Assets	Shares Outstanding	Offering Price
$770,328,325	770,326,335	$1.00

Purchases by Check. Shares of the Fund may be purchased by check as described in the Prospectus. If a check to purchase shares of the Fund does not clear, the shares purchased may be redeemed by the Distributor and the investor will be responsible for any loss or expenses incurred by the Fund or the Distributor as a result of the redemption or non-clearance.

Mandatory Redemption of Shares. As described in the Prospectus, shares not held on an omnibus basis by a financial intermediary or the Distributor may be subject to mandatory redemption if the value of the shares held by a shareholder is less than $5,000. The Trust is under no obligation to compel the redemption of any account.

Suspension of Redemptions. Redemption proceeds normally are paid as described in the Prospectus. The payment of redemption proceeds by the Fund may be postponed for more than seven days or the right of redemption suspended (1) for any period during which there is a non-routine closure of the Federal Reserve wire system or applicable Federal Reserve Banks; (2) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal of securities owned by the Portfolio is not reasonably practicable or (b) it is not reasonably practicable for the Portfolio to fairly determine the net asset value of shares of the Portfolio; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the SEC may by order permit for your protection; or (6) for any period during which the Portfolio, as part of a necessary liquidation of the Portfolio, has properly postponed and/or suspended redemption of shares and payment in accordance with Federal securities laws.

Redemption in Kind. In the event that the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to pay any redemption or redemptions in cash, a redemption payment by the Fund may be made in whole or in part by a distribution in kind of securities, subject to applicable rules of the SEC. Any securities distributed in kind will be readily marketable and will be valued, for purposes of the redemption, in the same manner as such securities normally are valued by the Fund in computing net asset value per share. In the unlikely event that shares are redeemed in kind, the redeeming shareholder would incur transaction costs in converting the distributed securities to cash. The Trust and MIP have elected to be governed by Rule 18f-1 under the 1940 Act and therefore is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees of MIP, BFA primarily is responsible for the execution of the Portfolio’s transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. The following disclosure provides some more detail regarding the Portfolio’s practices regarding portfolio transactions. Depending on its investment objective, the Portfolio may not engage in some of the transactions described below.

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Portfolio. Payments of commissions to brokers who are affiliated persons of the Portfolio with respect to the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

The Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter (“OTC”) markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of the Fund and interests of the Portfolio are redeemable on a daily basis in U.S. dollars, the Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on the Portfolio’s portfolio strategies.

The Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Portfolio will not deal with affiliated persons, including PNC Financial Services Group, Inc., (“PNC”) and its affiliates, in connection with such transactions.

However, an affiliated person of the Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Portfolio are made from dealers, underwriters and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. The Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC and the policies or investment objectives of the Fund and the Portfolio. As a result, the portfolio turnover rates of the Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a money market fund, the turnover rates should not adversely affect the Portfolio’s net asset values or net income.

The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees of MIP in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Portfolio Turnover. Because the Portfolio invests in securities with relatively short-term maturities, the Portfolio expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Portfolio since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Portfolio usually will not incur brokerage expenses or excessive transaction costs.

TAXES

It is the policy of the Trust to distribute each fiscal year substantially all of the Fund’s net investment income and net realized capital gains, if any, to shareholders. The Trust intends that the Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. To qualify for such tax treatment the Fund must generally, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments received with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currencies, certain related income, or net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code; and (b) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the market value of the Fund’s assets is represented by cash, Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets or 10% of the voting securities of any issuer, and (ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than Government Securities) or two or more issuers which the Fund controls and which are engaged in the same or similar trade or business or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships. If the Fund should fail to qualify as a regulated investment company under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders.

The Portfolio is treated as a partnership for federal income tax purposes and therefore will not be required to pay any federal or state income or excise taxes. Any interest, dividends, gains and losses of the Portfolio will be deemed to pass through to the Fund in proportion to the Fund’s ownership interest in the Portfolio. Thus, to the extent that the Portfolio accrues but does not distribute income or gains, the Fund will be deemed to have realized and recognized its proportionate share of interest, dividends and gains, regardless of whether there has been a distribution of such items to the Fund. The Portfolio will seek to minimize recognition by its investors, including the Fund, of interest, dividends and gains without a distribution.

The Code requires regulated investment companies to pay a nondeductible 4% excise tax to the extent they do not distribute by the end of each calendar year 98% of their ordinary income, determined on a calendar year basis, and 98.2% of their capital gains, determined on an October 31 year end basis, as well as 100% of any ordinary income and capital gains from the prior year that was not previously distributed and on which the Fund paid no federal income tax. The Trust intends to distribute the income and capital gains of the Fund in the manner necessary to avoid imposition of the 4% excise tax by the end of each calendar year.

Dividends of the Fund declared in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimus or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

If the Fund failed to qualify as a regulated investment company, the Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income for an individual shareholder subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund.

Distributions from the Fund’s current or accumulated earnings and profits (“E&P”) will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund’s investment company taxable income, they will be taxable as ordinary income; and if they are paid from the Fund’s net capital gain, they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) It is not likely that the Fund will earn or distribute any net capital gain. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Because the Fund’s dividends and capital gain distributions are derived from interest paying securities rather than dividends paid from stocks, they will not qualify for the corporate dividends-received deduction or for the reduced tax rate applicable to qualified dividend income.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor’s federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) a shareholder ordinarily will not realize a taxable gain or loss if the Fund always successfully maintains a constant net asset value per share. If the Fund is not successful in maintaining a constant net asset value per share, a redemption may produce a taxable gain or loss. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending upon the shareholder’s tax holding period for the shares and subject to the special rules described below. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisors regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, following the year of the loss (limited to an eight-year period in the case of losses realized during taxable years beginning on or before December 22, 2010). To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. However, any losses having an unlimited carryforward period will be required to be utilized prior to the losses having a limited carryforward period. As a result of this ordering rule, capital loss carryforwards having a limited carryforward period may be more likely to expire unused. Additionally, capital losses having an unlimited carryforward period will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government Securities, provided in some states that certain thresholds for holdings of such Government Securities and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the “IRS”) all taxable distributions to shareholders, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. Investors should consult their tax advisors about the applicability of the backup withholding provisions.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under certain guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) are subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax. Dividends paid by the Fund will constitute investment income of the type subject to this tax.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions (if any), and ownership of or gains realized (if any) on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in its particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. These investors may be subject to a withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, certain other payments from the Fund will be subject to backup withholding. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Fund.

For a shareholder that is a non-U.S. entity, a 30% withholding tax (known as FATCA) is imposed on distributions paid after June 30, 2014, and on redemptions and proceeds from sales of Fund shares after December 31, 2016, unless such shareholder enters into an information sharing agreement with the IRS or, if applicable, a governmental authority in its own country, with respect to the shareholder’s direct and indirect U.S. owners or otherwise demonstrates its compliance with or exemption from FATCA.

CONFLICTS OF INTEREST

There are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock and PNC), and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”). The investment activities of BlackRock and its Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Portfolio and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to that of the Portfolio. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Portfolio. One or more of the Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Portfolio directly and indirectly invests. Thus, it is likely that the Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services.

One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Portfolio and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Portfolio. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Portfolio and may result in an Affiliate having positions that are adverse to those of the Portfolio.

No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Portfolio. As a result, an Affiliate may compete with the Portfolio for appropriate investment opportunities. The results of the Portfolio’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Portfolio could sustain losses during periods in which one or more Affiliates and Affiliate-managed accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, the Portfolio may, from time to time, enter into transactions in which an Affiliate or an Affiliate’s other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Portfolio. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio.

The Portfolio’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Portfolio also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolio or who engage in transactions with or for the Portfolio, and may receive compensation for such services. The Portfolio also may make brokerage and other payments to Affiliates in connection with the Portfolio’s investment transactions.

BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients have an investment. For example, BlackRock and Ace Limited (“ACE”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock will also have a less than half of 1% ownership interest in Re Co. BlackRock will manage the investment portfolio of Re Co, which will be held in a wholly-owned subsidiary. Re Co will participate as a reinsurer with reinsurance contracts underwritten by subsidiaries of ACE. An independent director of certain BlackRock-advised funds also serves as an independent director of ACE and has no interest or involvement in the Re Co transaction.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Portfolio and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

ADDITIONAL INFORMATION

Description of the Shares in the Trust. Interests in the Fund are represented by shares of beneficial interest, $0.001 par value. The Trust is authorized to issue an unlimited number of shares and may issue shares in series, with each series representing interests in a separate portfolio of investments (a “series”). As of the date of this SAI, shares representing interests in the Fund constitute the only series of the Trust’s shares outstanding. Shares are fully paid and non-assessable and have no preemptive or conversion rights. The shares may be redeemed by the shareholder or at the option of the Trust as discussed in the Prospectus.

The Board of Trustees has the power to establish additional series of shares, representing interests in additional investment portfolios and, subject to applicable laws and regulations, to issue two or more classes of shares of each series. Except for different distribution-related and other specific costs borne by each class of shares, shares of each class have the same voting and other rights. These varying costs will result in different dividends for each class.

Shareholders of the Fund are entitled to vote, together with the holders of any other series of the Trust’s shares, on the election of Trustees when that matter is voted upon at a meeting of shareholders. Annual meetings of shareholders of the Trust will not be held except as required by the 1940 Act or other applicable law. A meeting will be held on the removal of a Trustee or Trustees of the Trust if requested in writing by shareholders representing not less than 10% of the outstanding shares of the Trust. The Trust will assist in communications among shareholders as required by Section 16(c) of the 1940 Act.

Shareholders will also be entitled to vote on certain other matters as required by the 1940 Act or the Trust’s Declaration of Trust. Each share (and fractional share) is entitled to one vote (or fraction thereof). All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so. As discussed below, the Fund may pass through to its shareholders the right to vote on Portfolio matters requiring shareholder approval or may vote in the same percentage as the shareholders of the other investors in the Portfolio.

The Board of Trustees has the power to amend the rights related to shares without the need for shareholder approval where it has determined that it is consistent with the fair and equitable treatment of shareholders and shareholder approval is not otherwise required by applicable law. Notwithstanding the foregoing, shareholder approval shall be required if the amendment would adversely affect to a material degree the rights and preferences of the shares of any series or class or would increase or decrease the par value of the shares of any series or class.

Pursuant to the Declaration of Trust, the Trust has acknowledged that the name “Hewitt” is a property right of Hewitt and its affiliates and has agreed that Hewitt and its affiliated companies may use and permit others to use that name. If Hewitt ceases to be the administrator or distributor of the Trust, the Trust may be required to cease using the name Hewitt as part of its name or the name of the Fund, unless otherwise permitted by Hewitt or any successor to its interest in such name.

Information Concerning Investment Structure. A change in the investment objective, policies or restrictions of the Portfolio may cause the Fund to withdraw its investments in the Portfolio. Alternatively, the Fund could seek to change its objective, policies or restrictions to conform to those of the Portfolio. The investment objective and certain of the investment restrictions of the Portfolio may not be changed without the approval of investors in the Portfolio. When the Fund is asked to vote on such a change or on other matters concerning the Portfolio, the Fund will hold a shareholders’ meeting or vote its interest in the Portfolio in the same manner as other shareholders of the Portfolio voted.

Shares of the Portfolio are held by investors other than the Fund. These investors may include other series of the Trust, other mutual funds and other types of pooled investment vehicles. When investors in the Portfolio vote on matters affecting the Portfolio, the Fund could be outvoted by other investors. The Fund also may otherwise be adversely affected by other investors in the Portfolio. These other investors offer shares (or interests) to their investors that have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Portfolio may differ from the investment return of shares of the Fund. These differences in returns are also present in other fund structures. Information about other holders of shares of the Portfolio is available from Hewitt or the Distributor.

The Portfolio and MIP. The Fund pursues its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is a series of MIP, an open-end management investment company that is organized as a Delaware statutory trust. MIP was formed on October 20, 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust of MIP provides that investors in MIP are personally responsible for Trust liabilities and obligations, but only to the extent that MIP’s property is insufficient to satisfy such liabilities and obligations.

Ownership of the Fund. Set forth below is information with respect to each person who, to the Trust’s knowledge, owned beneficially or of record more than 5% of the Fund’s total outstanding shares and their aggregate ownership of the Fund’s total outstanding shares as of March 31, 2016.

Name and Address	Number of Shares	% of Shares
Pershing LLC(1)	816,407,375	100%
f/b/o Hewitt Harborside Financial Center III 6th Floor Jersey City, NJ 07311

(1) Shares are held of record on behalf of customers, and not beneficially.

Trustee and Officer Liability. Under the Declaration of Trust and the By-Laws of the Trust, and under Delaware law, the Trustees, officers, employees and agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees or agents of the Trust, subject to the limitations of the 1940 Act, which prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. Similar provisions are contained in the Declaration of Trust of MIP.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, PA 19103, is the independent registered public accounting firm of the Trust. The independent registered public accounting firm is responsible for auditing the financial statements of the Fund annually and reviewing the tax returns of the Fund. PricewaterhouseCoopers LLP also serves as the independent registered public accounting firm of MIP and audits the financial statements of the Portfolio. The selection of the independent registered public accounting firm for the Trust and MIP is approved annually by their respective Audit committees and Boards of Trustees.

Legal Counsel. Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, serves as counsel to the Trust.

Shareholder Reports. Shareholders of the Fund are kept fully informed through annual and semi-annual reports showing diversification of investments, securities owned and other information regarding the activities of the Fund.

Registration Statement. This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

Financial Statements. The Fund’s and the Portfolio’s audited financial statements appearing in the Annual Report to shareholders of the Fund, dated December 31, 2015, and the independent registered public accounting firm’s reports thereon are incorporated by reference into this SAI. The Annual Reports of the Fund, which contain the referenced statements, are available upon request and without charge.

SAI APPENDIX

The following is a description of the ratings given by Moody’s® Investors Services, Inc. (“Moody’s”), Standard & Poor’s® Rating Services (“Standard & Poor’s”), a division of McGraw-Hill Companies, Inc. and Fitch Ratings (“Fitch”).

Description of Moody’s Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Debt Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including rating on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation, and the promise we impute;

III.	Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B;	Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative

CCC;	characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations

CC;	and will likely have some quality and protective characteristics, these may be outweighed by large

C	uncertainties or major exposures to adverse conditions.

BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Standard & Poor’s Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should

DD	be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD”

DDD	represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

PART C

OTHER INFORMATION

Item 28. Exhibits.

Exhibit Number	Description

(a)	Declaration of Trust dated July 6, 1998.(1)

(b)	By-Laws of Registrant dated July 6, 1998.(1)

(c)(1)	Certificate of Trust dated July 6, 1998.(1)

(c)(2)	Certificate of Designation dated August 23, 2000.(3)

(c)(3)	Certificate of Designation dated February 18, 2005.(5)

(d)	None.

(e)(1)	Amended and Restated Distribution Agreement dated May 1, 2005.(5)

(e)(2)	Amendment No. 1 dated July 5, 2006 to Amended and Restated Distribution Agreement dated May 1, 2005.(10)

(f)	Not Applicable.

(g)(1)	Custodian Agreement dated September 1, 1998.(2)

(g)(2)	Appendix B to the Custodian Agreement dated May 2, 2002.(4)

(h)(1)	Transfer Agency and Service Agreement dated September 1, 1998.(2)

(h)(2)	Third Party Feeder Fund Agreement dated September 1, 1998.(2)

(h)(3)	Amended and Restated Shareholder Servicing Agreement dated March 1, 2008.(8)

(h)(4)	Amended and Restated Administration Agreement dated May 1, 2005.(6)

(h)(5)	Sub-Administration Agreement dated July 1, 2012.(10)

(h)(6)	Amended and Restated Administration Agreement dated April 29, 2009.(9)

(i)(1)	Legal Opinion of Morris, Nichols, Arsht & Tunnell LLP.(11)

(i)(2)	Consent of Morris, Nichols, Arsht & Tunnell LLP.(*)

(j)(1)	Consent of PricewaterhouseCoopers LLP.(*)

(k)	Not Applicable.

(l)	Not Applicable.

(m)	None.

(n)	18f-3 Plan dated May 1, 2005.(5)

(p)(1)	Not Applicable as to the Fund (the Fund is a money market fund).

(p)(2)	Code of Ethics of Master Investment Portfolio.(12)

(p)(2)	Code of Ethics of BlackRock Fund Advisors.(12)

(q)(1)	Powers of Attorney of Ms. Gregory and Messrs. Hunt and Oliverio.(11)

(q)(2)	Powers of Attorney of Mses. Carter, Chilton, Horner, Montgomery, Walton and Novick, and Messrs. Beim, Cotty, Johnson, Perlowski, Platt, Robb, Stalnecker, Urish and Winter.(13)

(*)	Filed herewith.

(1)	Incorporated by reference to Registrant’s initial filing on Form N-1A, filed July 16, 1998.

(2)	Incorporated by reference to Registrant’s previous filing on Form N-1A, Pre-Effective Amendment No. 1, filed September 4, 1998.

(3)	Incorporated by reference to Registrant’s previous filing on Form N-1A, Post-Effective Amendment No. 3, filed August 31, 2000.

(4)	Incorporated by reference to Registrant’s previous filing on Form N-1A, Post-Effective Amendment No. 7, filed April 20, 2003.

(5)	Incorporated by reference to Registrant’s previous filing on Form N-1A, Post-Effective Amendment No. 9, filed February 28, 2005.

(6)	Incorporated by reference to Registrant’s previous filing on Form N-1A, Post-Effective Amendment No. 11, filed April 28, 2006.

(7)	Incorporated by reference to Registrant’s previous filing on Form N-1A, Post-Effective Amendment No. 12, filed April 27, 2007.

(8)	Incorporated by reference to Registrant’s previous filing on Form N-1A, Post-Effective Amendment No. 13, filed April 28, 2008.

(9)	Incorporated by reference to Registrant’s previous filing on Form N-1A, Post-Effective Amendment No. 15, filed March 1, 2010.

(10)	Incorporated by reference to Registrant’s previous filing on Form N-1A, Post-Effective Amendment No. 21, filed April 30, 2013.

(11)	Incorporated by reference to Registrant’s previous filing on Form N-1A, Post-Effective Amendment No. 23, filed April 30, 2014.

(12)	Incorporated by reference to an exhibit to Post-Effective Amendment No. 48 to the registration statement on Form N-1A of BlackRock Value Opportunities Fund, Inc. (File No. 2-60836), filed on July 28, 2014.

(13)	Incorporated by reference to an exhibit to Post-Effective Amendment No. 545 to the registration statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on February 22, 2016.

Item 29. Persons Controlled by or Under Common Control with Registrant.

The Registrant does not consider that there are any control persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item. The information in the prospectus under the caption “Management Arrangements” and in the Statement of Additional Information under the caption “Management” is incorporated by reference.

Item 30. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article VI of Registrant’s By-Laws, officers, trustees, employees and agents of Registrant may be indemnified against certain liabilities in connection with Registrant, and pursuant to Section 9 of the Distribution Agreement, Hewitt Financial Services LLC, as principal underwriter of the Fund, may be indemnified against certain liabilities which it may incur. Such Article VI of the By-Laws and Section 9 of the Distribution Agreement are hereby incorporated by reference in their entirety.

Registrant maintains an insurance policy insuring its officers and trustees against certain liabilities, and certain costs of defending claims against such officers and trustees, and to bear the costs of such policy except for such costs as are determined to be attributable to coverage protecting such persons against liabilities to which they may become subject as a consequence of their own willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of the 1940 Act remain in effect and are consistently applied.

Item 31. Business and Other Connections of Investment Adviser.

The Fund does not have an investment adviser. The Fund pursues its investment objective by investing its assets in the Treasury Money Market Master Portfolio, a series of Master Investment Portfolio, a registered open-end management company. The investment adviser of the Treasury Money Market Master Portfolio is BlackRock Fund Advisors.

Item 32. Principal Underwriters.

(a)	Not Applicable.

(b)	Officers of the principal underwriter, Hewitt Financial Services LLC (the “Distributor”):

Name	Positions and Offices with Distributor	Positions and Offices with Fund
Lian Gregory	Chief Executive Officer	Trustee and President
James M. Flynn	Senior Counsel	Secretary
Douglas S. Keith	Chief Financial Officer	Chief Compliance Officer, Chief Financial Officer and Treasurer

The principal business address of each of the above persons is 4 Overlook Point, Lincolnshire, Illinois 60069.

(c) The Distributor does not receive compensation for its services as principal underwriter, except that it is paid a fee for services rendered in connection with the distribution of shares of the Fund. See “Distribution and Servicing Arrangements” in the Registrant’s prospectus and “Distributor” in the Registrant’s Statement of Additional Information.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Registrant by Section 31(a) of the 1940 Act and the rules thereunder are maintained by State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, which serves as Registrant’s custodian and transfer agent, except for records required by paragraph (b)(4) of Rule 31a-1, which will be maintained at the offices of Hewitt Associates LLC, 4 Overlook Point, Lincolnshire, Illinois 60069.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, Hewitt Series Trust, certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lincolnshire, and the State of Illinois, on the 29th day of April, 2016.

Hewitt Series Trust

By:	Lian Gregory*
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 25 to the Registration Statement of Registrant has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Donald S. Hunt*	Trustee	April 29, 2016

John D. Oliverio*	Trustee	April 29, 2016

Lian Gregory*	Trustee and President (Principal Executive Officer)	April 29, 2016

/s/ Douglas S. Keith	Chief Compliance Officer, Treasurer and	April 29, 2016
Douglas S. Keith	Chief Financial Officer
(Principal Financial and Accounting Officer)

*By:	/s/ James M. Flynn
James M. Flynn

*	As Attorney-in-Fact pursuant to the power of attorney, filed with Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A on April 30, 2014.

This Registration Statement contains certain disclosures regarding the Treasury Money Market Master Portfolio (the “Portfolio”), a series of the Master Investment Portfolio (the “Trust”). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of Hewitt Series Trust (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 29th day of April, 2016. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

TREASURY MASTER INVESTMENT PORTFOLIO

By:	/s/ John M. Perlowski
John M. Perlowski
President and Chief Executive Officer
(Chief Executive Officer)

This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on the 29th day of February, 2016. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Master Investment Portfolio and the Treasury Money Market Master Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

Signature	Title	Date

/s/ John M. Perlowski John M. Perlowski	President and Chief Executive Officer (Principal Executive Officer)	April 29, 2016

/s/ Neal J. Andrews Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)	April 29, 2016

David O. Beim*	Trustee	April 29, 2016

Susan J. Carter*	Trustee	April 29, 2016

Collette Chilton*	Trustee	April 29, 2016

Neil A. Cotty*	Trustee	April 29, 2016

Dr. Matina S. Horner*	Trustee	April 29, 2016

Rodney D. Johnson*	Trustee	April 29, 2016

Cynthia A. Montgomery*	Trustee	April 29, 2016

Joseph P. Platt*	Trustee	April 29, 2016

Robert C. Robb, Jr.*	Trustee	April 29, 2016

Mark Stalnecker*	Trustee	April 29, 2016

Kenneth L. Urish*	Trustee	April 29, 2016

Claire A. Walton*	Trustee	April 29, 2016

Frederick W. Winter*	Trustee	April 29, 2016

Barbara G. Novick*	Trustee	April 29, 2016

*By:	/s/ Benjamin Archibald
Benjamin Archibald

*	As Attorney-in-Fact pursuant to the power of attorney filed on February 22, 2016, with Post-Effective Amendment No. 545 to the registration statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), and incorporated herein by reference.

INDEX TO EXHIBITS

(i)(2)	Consent of Morris, Nichols, Arsht & Tunnell LLP.

(j)(1)	Consent of PricewaterhouseCoopers LLP.